EXHIBIT 10.2

September 26, 2003

Union Bank of California, N.A.,
  as Administrative Agent and Lender
445 South Figueroa Street
Los Angeles, California 90071

Attention:                                         John C. Kase, Vice President

& Senior Credit Executive

Re:                               Third Amendment to Amended and Restated Revolving Credit Agreement

Ladies and Gentlemen:

We refer to the Amended and Restated Revolving Credit Agreement dated as of September 27, 2002, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement dated November 21, 2002 and the Second Amendment to Amended and Restated Revolving Credit Agreement dated as of May 30, 2003 (said Agreement, as so amended, herein called the “Credit Agreement”), among THQ Inc. (the “Borrower”), Union Bank of California, N.A. as sole lender (the “Lender”), and Union Bank of California, N.A., as administrative agent (in such capacity, the “Agent”) for the Lender, as syndication agent and as arranger.  Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are incorporated by reference herein.

1.                                       Effective as of the date of this letter amendment, and provided that the Borrower hereby authorizes the Agent to deduct the fee payable on September 29, 2003 described below from the Borrower’s account number 3030154710 maintained with the Agent, Section 2.2(f) of the Credit Agreement is amended in full to read as follows:

“(f)                              The Borrower will pay to the Agent for the account of the Lenders (i) a commitment fee of $175,000, payable on the Closing Date, and (ii) a commitment fee of $125,000, payable on September 29, 2003.”

2.                                       The Borrower represents and warrants for the benefit of the Lender and the Agent that (a) the representations and warranties contained in the Credit Documents are correct in all material respects on and as of the date of this letter amendment, before and after giving effect to the same, as if made on and as of such date, and (b) no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes a Default.

3.                                       This letter amendment shall become effective when the Agent has received this letter amendment duly executed by the Borrower and the Lender.

4.                                       On and after the effective date of this letter amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment.  The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.  The execution, delivery and effectiveness of this letter amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lender under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

5.                                       This letter amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

[THIS SPACE HAS BEEN LEFT BLANK INTENTIONALLY.]

6.                                       THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

Very truly yours,

THQ INC.

By:	/S/ Fred Gysi
Fred Gysi
Senior Vice President, Finance & Administration

Agreed as of the date first written above:

UNION BANK OF CALIFORNIA, N.A., as Administrative Agent and Lender

By:	/S/ John C. Kase
John C. Kase
Vice President & Senior Credit Executive